UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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☒	Soliciting Material Pursuant to Rule 14a-12

BIG ROCK PARTNERS ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

_____________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BIG ROCK PARTNERS ACQUISITION CORP.
2645 N. FEDERAL HIGHWAY, SUITE 230
DELRAY BEACH, FLORIDA 33483

PROXY STATEMENT SUPPLEMENT

December 14, 2020

TO THE STOCKHOLDERS OF BIG ROCK PARTNERS ACQUISITION CORP.:

This is a supplement (this “Supplement”) to the proxy statement of Big Rock Partners Acquisition Corp. (“BRPA”), dated December 7, 2020 (the “Proxy Statement”), that has been sent to you in connection with BRPA’s special meeting of stockholders to consider and vote upon proposals to (i) amend (the “Extension Amendment”) BRPA’s amended and restated certificate of incorporation to extend the date by which BRPA has to consummate a business combination from December 23, 2020 to April 23, 2021 (the “Extended Date”), and (ii) approve the early winding up of BRPA redemption of 100% of the outstanding public shares for a pro rata portion of BRPA’s trust account if the board of directors determines at any time prior to the Extended Date that BRPA will be unable to consummate an initial business combination by the Extended Date.

We are sending you this supplement to inform you that, on December 14, 2020, BRPA announced that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) with NeuroRx, Inc. (“NeuroRx”), a clinical stage, small molecule pharmaceutical company. NeuroRx develops novel therapeutics for the treatment of COVID-19 (RLF-100 or ZYESAMI™ (aviptadil)) and Bipolar Depression (NRX-100, 101). Under the terms of the transaction, NeuroRx will merge with and into a subsidiary of Big Rock, and the combined company is expected to continue to trade on the Nasdaq Stock Market under the symbol “NRXP.” The transaction is expected to occur in the first or second quarter of 2021. We encourage you to read the Current Report on Form 8-K BRPA intends to file promptly, when it is filed with the Securities and Exchange Commission, which will contain more information about the Merger Agreement and transactions between BRPA and NeuroRx, including a copy of the Merger Agreement.

It is important that stockholders vote in favor of the Extension Amendment. If the Extension Amendment is not approved, BRPA will be unable to consummate its business combination with NeuroRx and will commence liquidation of the trust account.

You are not being asked to vote on the proposed business combination with NeuroRx at this time. If the Extension Amendment is approved and the extension is implemented and you do not elect to convert your public shares now, you will retain (i) the right to vote on the business combination with NeuroRx when and if it is submitted to shareholders and (ii) the right to convert your public shares into a pro rata portion of the trust account in the event the business combination is approved.

Approval of the Extension Amendment will require the affirmative vote of holders of a majority of the issued and outstanding shares of the BRPA’s common stock as of the record date, December 1, 2020. If you are a holder of record, you may vote your shares using the proxy card that was mailed to you on or about December 7, 2020. If your shares are held in a brokerage account, your broker will not vote your shares without your instruction. Please vote your shares or instruct your broker to vote your shares so that your vote can be counted without delay. You may find more information about the special meeting in BRPA’s definitive proxy statement, available at www.bigrockpartners.com.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE EXTENSION

YOUR PARTICIPATION IS EXTREMELY IMPORTANT - PLEASE VOTE TODAY

Thank you for your participation. We look forward to your continued support.
By Order of the Board of Directors
/s/ Richard Ackerman
Richard AckermanChairman, President, and Chief Executive Officer

This supplement is dated December 14, 2020.

Cautionary Note Regarding Forward Looking Statements
The proxy statement supplement includes “forward-looking statements” within the meaning of the federal securities laws with respect to the proposed transaction between NeuroRx, Inc. (“NeuroRx”) and Big Rock Partners Acquisition Corp. (“Big Rock”), including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the drugs under development by NeuroRx and the markets in which it operates. Big Rock’s and NeuroRx’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements generally are identified by the words “aspire,” “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “will be,” “will continue,” “will likely result,” “could,” “should,” “believe(s),” “predicts,” “potential,” “continue,” “future,” “opportunity,” “strategy,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Big Rock’s and NeuroRx’s expectations with respect to future performance and anticipated financial impacts of the proposed transaction.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Big Rock’s and NeuroRx’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the approvals, timing, and ability to complete the proposed business combination, which may adversely affect the trading price of Big Rock’s securities; (2) Big Rock’s ability to remain listed on the Nasdaq Capital Market prior to the closing of the proposed business combination; (3) the combined company’s continued listing on the Nasdaq Capital Market after closing of the proposed business combination; (4) the benefits of the proposed business combination, including future financial and operating results of the combined company; (5) the inherent uncertainty associated with the FDA approval process; (6) the risk that the proposed transaction disrupts current plans and operations of NeuroRx as a result of the announcement and consummation of the transaction described therein and herein; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations; (9) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (10) the impact of COVID-19 or other adverse public health developments; and (11) other risks and uncertainties that will be detailed in the proxy statement/consent solicitation statement/prospectus and registration statement to be filed on Form S-4 with the SEC and as indicated from time to time in Big Rock’s filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Big Rock and NeuroRX caution that the foregoing list of factors is not exclusive. Big Rock and NeuroRx caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither Big Rock nor NeuroRx undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.